Asset Retirement Obligations	12 Months Ended
Dec. 31, 2021
Asset Retirement Obligation Disclosure [Abstract]
Asset Retirement Obligations

9. Asset Retirement Obligations

Asset retirement obligations (“AROs”) associated with the retirement of tangible long-lived assets are recognized as liabilities with an increase to the carrying amounts of the related long-lived assets in the period incurred. The fair value of AROs is recognized as of the acquisition date for business combinations. The cost of the tangible asset, including the asset retirement cost, is depleted over the life of the asset. AROs are recorded at estimated fair value, measured by reference to the expected future cash outflows required to satisfy the retirement obligations discounted at the Company’s credit-adjusted risk-free interest rate. Accretion expense is recognized over time as the discounted liabilities are accreted to their expected settlement value. If estimated future costs of AROs change, an adjustment is recorded to both the ARO and the long-lived asset. Revisions to estimated AROs can result from changes in retirement cost estimates, revisions to estimated inflation rates and changes in the estimated timing of abandonment. The Company’s ARO is measured using primarily Level 3 inputs. The significant unobservable inputs to this fair value measurement include estimates of plugging costs, remediation costs, inflation rate and well life. The inputs are calculated based on historical data as well as current estimated costs.

The following is a continuity of the Company’s asset retirement obligations:

	December 31, 2021	December 31, 2020
Asset retirement obligations at beginning of period	$4,010,624	$3,633,427
Accretion expense	416,354	377,197
Change in estimate	-	-
Asset retirement obligations at end of period	$4,426,978	$4,010,624